ING MUTUAL FUNDS

ING Russia Fund

(“Fund”)

Supplement dated August 25, 2010

to the Fund’s Class A and Class I Prospectus (“Prospectus”)

and Statement of Additional Information (“SAI”)

each dated February 26, 2010

Effective August 2, 2010, Jan-Wim Derks no longer serves as co-portfolio manager for the Fund. All references to Jan-Wim Derks as co-portfolio manager of the Fund in the Fund’s Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE